                                                     -------------------

                 [LOGO OF HANSBERGER                     HANSBERGER
                 INSTITUTIONAL SERIES APPEARS HERE]  -------------------
                                                        INSTITUTIONAL
                                                           SERIES
                                                     -------------------

                                      SEMI-ANNUAL REPORT
                                      June 30, 1998
                                      International Fund
                                      Emerging Markets Fund

LETTER TO SHAREHOLDERS

August 15, 1998

Dear Fellow Shareholder:

  The global investment arena is currently as challenging as ever. Many markets that are considered overvalued based on fundamental valuation measures (P/E, P/CF, P/BV and dividend yield) continue to appreciate while other markets that are considered inexpensive based on similar valuation measures continue to fall. For example, North American and many Western European stockmarkets are currently valued at historically high P/E multiples based on current earnings that may be peaking while other markets, including many that are considered "emerging" are approaching historically low valuations based on normalized, long term earnings. It is our belief that differences in comparative valuations of expensive markets and inexpensive markets vary by as much as two to three times or more on a risk-adjusted basis. Although it is difficult to time the recovery in "value stocks", we remain firmly committed to our discipline and we believe that our investors will be rewarded longer term as stock prices are once again determined by company fundamentals.

  Current volatility and differences in relative performance for global stockmarkets during the last two years is unprecedented. In 1997, American, Swiss and Italian stockmarkets recorded capital gains in excess of 30% in US Dollar terms, while the Thai, Korean and Malaysian stockmarkets lost over two-thirds of their value in US Dollar terms. The popular notion that global stockmarkets are becoming more closely correlated has been called into question and we believe that the case for diversification remains a sound investment strategy. Our definition of diversification is that your portfolio should not only include ideas that are maturing today but also new ideas that are expected to appreciate in the future. Similarly, current holdings are divested when they become fundamentally expensive.

  Recent market volatility continues to test the patience of many investors, particularly those that are value--oriented with long term investment horizons and low portfolio turnover. The current investment environment has been more favorable for growth investors and investors that look for "relative" rather than "absolute" value. We believe this trend will not last forever as earnings visibility for many popular stocks becomes less apparent and the euphoria in the US and Western Europe stockmarkets eventually subsides. Additionally, the notion of "relative" value may not be sustainable, as we have witnessed time and time again. A recent historic example of this phenomenon was the Japanese market bubble in the 1980s, which eventually burst as the Nikkei fell from nearly 39,000 to a low of 14,300. Alternatively, investors who are willing to prepare for the future, are patient and anticipate future changes in market sentiment are likely to be well rewarded. Superior long-term performance may require being early and not following "the crowds" because the timing of changes in sentiment can be unpredictable and they can often occur sooner than expected. Investors that have not anticipated these changes, oftentimes give back near-term out-performance. Trading liquidity is also a very important consideration. Investors that have not anticipated changes in sentiment and are not well positioned may have difficulty selling stocks that are suddenly perceived as poor investments. These same investors may have difficulty buying stocks that are suddenly perceived as attractive investments. Likewise, if investors are not fully invested when markets rebound they may also lose opportunities to add value. Financial markets are not typically accommodating when everyone wants to buy a particular stock. It is probably better to "be early", be fully invested and forgo near-term performance than to "be late" particularly during a period such as we are currently experiencing. While it may be a virtue to "be early", we always consider the risk of being "too early", a consideration that we continually strive to improve upon. There is a fine balance between trading liquidity considerations and being "too early".

  Our patience at HGI continues to be tested, but we remain undaunted. Turnover for the Hansberger Institutional Series International and Emerging Markets Funds remains relatively low and our long-term outlook unchanged. Our discussion in this letter is therefore similar to discussions in previous letters except that we thought that recent market volatility warranted a more thorough review of our thinking at this time.

A WORD ABOUT OUR MORE RECENT INVESTMENT PERFORMANCE

  The wide variance in performance results among stockmarkets has been challenging for us because we continue to purchase investment opportunities that remain out of favor in the short term yet offer the most attractive long-term value. We also continue to sell holdings that continue to appreciate but that we believe are overvalued. Performance for your investments, in the near-term, has therefore been disappointing over the past year. We are constantly seeking to add value for our clients. Nevertheless, despite these near-term results we remain optimistic because your investments remain well positioned going forward if our expectations are correct.

  This past quarter's performance results and performance for the fourth quarter of last year have been less than encouraging, but periods such as these are not unusual. We have historically underperformed in previous periods with similar characteristics that include, for example, the 1992 European Monetary System (EMS) debacle. Nevertheless, our investors have generally been well rewarded by "staying the course". History has shown us that value investing requires patience. The "madness of crowds" is easily capable of sending stock prices to irrationally high or irrationally low levels.

  Performance attribution for the Hansberger Institutional Series since last year is easily explained. Performance attribution for the International Fund benefited from having investments in Western European markets and were generally hurt by having investments elsewhere. Most emerging markets this year have depreciated and relative to competitor funds, the Emerging Markets Fund has not been nearly as divergent as it is has been for the International Fund.

  Overall, performance returns for the funds were significantly affected by holdings in Russian and Eastern European stocks given the on-going currency and trade crisis in the Russian Republic. Our existing policy of remaining unhedged has also detracted from performance over the past year but it has not had nearly as significant an effect since the beginning of this year. However, we believe that this policy will add value looking out over the next several years.

HGI INVESTMENT OUTLOOK

  Our investment outlook is a residual of our fundamental stock-picking analysis. HGI investment professionals work as a team and our conclusions are based on comments from all of our analysts who collectively recommend ideas for our Value List. The Value List is our universe of buy ideas that are subsequently purchased for client accounts including the funds. The composition of this list can be used to explain where we are currently finding value geographically and by industry.

  Valuations among Western European stocks are at historically high levels and in some cases, are more expensive than their US peers. The euphoria linked to the monetary unification of Europe continues unabated. Strong earnings per share growth over the past several years has also been one of several justifications for this euphoria as companies position themselves for the future. European companies have been beneficiaries of deregulation of financial markets and elimination of cross-border controls. Falling interest rates have also fueled this "europhoria" particularly in Southern Europe, where declines in interest rates have been the most dramatic as they converged with lower Northern European interest rate levels.

  Good times and positive changes should not imply that stock prices can continue "heading for the moon". Are the prices of stocks in Europe a reflection of reality? Perhaps many are not. Our meetings with companies' managements suggest that expectations are now running too high and that earnings growth, although much better than historic results, may eventually fall short of market expectations. Many of the changes that are taking place are at the country level and there remains less relief for corporate restructuring efforts. These efforts continue to bear high redundancy costs required by social legislation that was enacted to prevent high unemployment. We are also in agreement with concerns expressed by the UK government that it may be difficult for the Euro currency to be managed for more than one sovereign particularly during periods of slower economic growth when individual country's fiscal and monetary needs may be divergent.

  Although the International Fund has a significant exposure in Europe, our stock picking analysis indicates that stock prices for many holdings are now fairly valued and many are becoming overvalued. We have therefore continued to sell stocks that have been stellar performers and that are now priced well beyond what they will probably deliver in earnings growth over the next several years. Our analysts continue to recommend medium and smaller capitalization companies that offer better value.

  Many large capitalization British stocks appear to offer reasonable value, particularly those that have been slow to restructure yet may now be doing so. The British market has also been relatively overlooked compared to many Continental European markets because the UK has foregone early membership in the European Monetary Union and the newly independent Bank of England is pursuing its own monetary policy. These concerns along with the slowing UK economy appear to already be discounted in stock prices.

  Elsewhere, outside Western European and North American markets, most stockmarkets have continued to be relatively disappointing. The Japanese market has been disappointing since the beginning of the 1990's and has not yet recovered because market and economic reforms have not yet been fully enacted. In our opinion, the government has avoided the necessary pain to move forward which is due in part to the transition of Japan into a democracy. In this decade, Japanese coalition governments have had difficulty ironing out definitive economic plans. The Japanese economy is now in recession and these severe difficulties have the potential to be a catalyst to promote necessary reform.

  Some changes are already being implemented and the rate of changes has accelerated in recent months but these changes will take time to be fully implemented. Hopefully, the medicine is not "too little too late". We continue to be cautiously optimistic with a small, continued flow of Japanese stock ideas that are typically overlooked, have the ability to be restructured, and are domestically oriented. Generally speaking, export-oriented stocks are more expensive and have probably already discounted good news.

  Elsewhere in Asia, the situation remains more critical in the near-term than in Japan, however, ideas continue to be generated by our research analysts given very attractive valuations for companies with favorable long-term fundamentals. We have investments located across the region in China, Hong Kong, Korea, Singapore, Malaysia, and Thailand and to a much lesser extent Indonesia. These ideas are primarily: 1) stocks in export oriented industries that will be beneficiaries of weak local currencies and 2) financial services stocks that are considered very undervalued based on normalized earnings and are expected to survive this period without significantly dilution to shareholders.

  Two of the markets where ideas are most abundant for this region are Hong Kong and Singapore. It has been claimed that Asia is entering a period that will be a "lost decade". Certainly it will take time to work out debt problems for many companies and excess capacity in many industries, but we do not believe that the region will behave in any way similar to Latin America during it's dark period in the 1980's. For example, the debt problem in Asia is by no means uniform. Average Debt/Equity ratios for Hong Kong and Singaporean companies are 0.2 and 0.1, respectively, which are significantly less than average Debt/Equity levels in the United States. There are also other differences that include: 1) willingness by governments and companies to resolve their problems, to deregulate and to create further transparency in their financial markets and 2) be better citizens in the global community. Alternatively in Latin America, during their LDC debt crisis, which lasted many years, governments disengaged and did not seek to work closely with the global community to make necessary positive changes. It was not until recent years that a true willingness to cooperate was experienced.

  Australia and New Zealand have also caught the "Asian Flu" given their economic exposure to the region. This weakness has led to attractive valuations and the number of recommendations continues to grow in New Zealand. In particular, exporters appear to offer attractive value.

  Weakness among Latin American markets can be attributed to the Asian crisis and falling commodity prices. For example, Venezuela's economy has been significantly affected by lower oil prices. The number of buy recommendations are few given this risk despite the fact that many Venezuelan stocks look undervalued. It is our belief that we will still have the opportunity to buy them at even more attractive prices with patience. Likewise, the Chilean market continues to be affected by falling copper prices. Brazil, Argentina and Mexico, three of the larger markets, are also down due to economic weakness caused by their relationship with other economies in the region and their potential loss of competitiveness in certain industries with Asian competitors. Although a currency crisis has so far been averted, the possibility of a crisis is not to be ignored. Every other global emerging markets region has been unable to avoid vicious attacks by financial market participants. Overall, analyst recommendations for this region remain very selective, as they have been for the past several years.

  The last region to suffer a currency crisis, which primarily began and continues this year is Eastern Europe. More specifically, the focus has been on the Russian Republic that has seen a significant deterioration in trade for similar external reasons that have been experienced in Venezuela. Russian exports have a large exposure to oil and natural gas and falling prices since last year have resulted in deteriorating net trade figures and dangerously low foreign exchange reserves. Interest rates have also been raised to support the currency and the market has fallen to its lowest level in several years. A "stop gap" measure, which we expect to be implemented, is additional aide from the IMF. Looking forward, the situation remains critical but can probably be resolved with IMF aide and with the government taking the necessary steps to further open financial markets and implement an effective tax collection system. Any improvement in oil prices would be a welcomed relief.

Elsewhere in Eastern Europe, particularly where economic restructuring difficulties have resulted in falling markets for the last two years, prospects for improving market performance on a relative basis look promising. Our analysts have identified several attractive opportunities particularly in the Czech Republic and Slovakia.

  Given the political uncertainty in South Africa and the possibility of further currency volatility, investment opportunities remain few. However, we are now finding more value in India where the nuclear test crisis is providing us with a buying opportunity. Alternatively, Pakistan has taken steps to defy foreign investment in their country, which is not a positive sign. Stock prices for companies with government links have been hit very hard and we continue to monitor the situation closely.

  Overall, your investments continue to be affected by adverse currency movements because both the International Fund and Emerging Markets Fund remain unhedged. Although near-term performance has been adversely affected by these developments, we believe future currency movements may actually enhance performance. We believe specific Asian currencies and other emerging nations currencies are now undervalued and that there is justification for a weaker dollar vis-a-vis European currencies excluding the British Sterling. The primary outstanding risks that we now see are the Hong Kong dollar peg, the Chinese currency, and most importantly the direction of the Japanese Yen.

  Interestingly, trade fundamentals dictate an eventual strengthening of the Yen since Japan's trade surplus with Europe and the United States is now at higher levels than it was in the 1980's when the markets were predicting 100 Yen to the US Dollar. Unfortunately, capital flows and speculative forces over shorter periods of time can outweigh longer-term fundamentals. These capital flows typically focus on other issues such as sovereign risk or other economic factors. This situation continues to be the case for the Japanese Yen where any improvement in sentiment will most likely depend upon decisive action by the Japanese government. The Government needs to: 1) implement tax reform, 2) make Japanese financial markets more transparent, 3) continue industry deregulation and restructuring efforts 4) effectively resolve their banking crisis and 5) stimulate the economy without further reliance on an export driven recovery. A weaker currency has not resulted in a Japanese economic turnaround. In fact, it is evident that a weaker yen has negatively effected the Asian region over several years and any further yen deterioration may result in a further round of Asian currency devaluations, which would not be good for global financial markets and global economic growth. Recently, the Yen has stabilized partially due to intervention by American monetary authorities and the Bank of Japan. Our research leads us to believe that action by the Japanese government will be taken. Despite our optimism the path that Japan takes and the timing of reform implementation is not yet entirely clear. Any positive action will most likely result in Japanese market appreciation and Yen strength. We continue to identify value in Japan, however, many recommendations remain on "hold" because there are not yet justifiable reasons for these stocks to appreciate. Ideas that have been purchased for the International Fund are generally companies that have underutilized asset values and show a willingness to change. These changes may include restructuring efforts, efforts to enhance productivity, options for management or share repurchase programs.

  We also believe that it is most probable that the Hong Kong peg will hold until the Chinese government decides to merge the Hong Kong and Chinese currencies. Foreign exchange reserves are very high and despite a recession and a falling property market, the banking system remains somewhat resilient. The financial markets will probably not be a determinant of this eventual change. The Chinese currency is at risk of being devalued particularly if the Yen devaluation reaches levels beyond 150 Yen/$. These are the expectations of financial markets and several Chinese government authorities have hinted that further yen weakness is a precondition to a devaluation of the Yuan. It also does not help that economic growth in China is slowing. The slowdown is more a result of self-imposed austerity measures to restructure its domestic industry to be globally competitive rather than the result of the regional economic crisis. Our investments in Hong Kong exporters, companies with infrastructure projects in China, and a limited exposure to the Hong Kong property and banking sectors are nevertheless well positioned if currency changes do occur.

  Most commodity prices continue to fall and that has been challenging for companies in industry sectors that sell commodities. However, this change offers investment opportunities in companies that consume commodities, and among stocks of commodity related companies where underlying prices may now be oversold. Several packaging stocks look interesting and with a longer-term perspective we are identifying value in the energy and basic metals sectors.

  Our bottom-up research indicates that we are now seeing a global economic slowdown precipitated by: 1) the Asian crisis where demand is slowing and 2) excess capacity in many global industries. We continue to find investment opportunities in areas of the world that have already discounted much of the cyclical economic risk. Elsewhere, where this perceived risk has not yet been discounted and valuations are not considered attractive, we continue to reduce your investments where capital gains have already been accumulated.

  Your patience and support are much appreciated and we will continue to work hard to deliver superior long-term results using our value approach to investing.

                                      For the Hansberger Institutional Series

                                      /s/ James E. Chaney

                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                              INTERNATIONAL FUND

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1998

  The performance disparity between developed markets and developing markets widened during the first half of 1998. Developed European markets posted double-digit gains during the same period, led by stock markets in Finland, Spain, Belgium and France. Low interest rates, healthy corporate earnings growth and strong liquidity have contributed to strength in the region.

  Performance of non-U.S. markets outside of developed Europe remained lackluster. The deteriorating fiscal and trade conditions in Russia adversely affected that country's stock market as well as the markets of its Eastern European neighbors. Asia also continued to suffer, as investors' forecasts for the timing of a regional economic turnaround remained uncertain. A lack of confidence for economic reform in Japan further hindered Asian markets. U.S. dollar returns for markets in the Far East were negative for the first half of 1998, with the exception of Korea, which gained 5.6%. Poor stock performance in Latin America has resulted from a weakness in commodity prices, spillover from Asia and speculation concerning the stability of currencies in that region.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1998

  The Fund's total return for the six months ended June 30, 1998 was 2.2% versus the MSCI EAFE Index return of 16.1% for the same period. The primary factor affecting performance was the Fund's exposure to developing markets. Although the Fund's emerging market exposure typically remains near 25%, this segment of your Fund offset the gains that the developed markets generated.

MARKET OUTLOOK

  Although the Fund's relative performance for the first half of the year remained under pressure, we continue to believe that the factors adversely affecting its results over the short-term, are the same factors that will add value over time for reasons that are further defined in the attached letter to shareholders.

  Thank you for your interest and investment in the International Fund. The analysts and portfolio managers at Hansberger Global Investors look forward to serving you with our long-term, fundamental value approach to international investing.

                                      For the International Fund Team

                                      /s/ James E. Chaney

                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
             in Hansberger International Fund vs. MSCI EAFE Index
                                1/1/97-6/30/98


                     Hansberger International Fund        MSCI EAFE Index
12/31/96                              10000                   10000
Jan-97                                10177.87                9652.33
Feb-97                                10365.61                9812.53
Mar-97                                10247.04                9850.51
Apr-97                                10326.09                9905.15
May-97                                10642.29               10552.18
Jun-97                                11086.96               11136.5
Jul-97                                11413.04               11318.93
Aug-97                                10894.27               10475.92
Sep-97                                11353.84               11065.12
Oct-97                                10375.57               10217.04
Nov-97                                 9881.49               10115.26
Dec-97                                 9853.6                10205.79
Jan-98                                 9924.05               10674.93
Feb-98                                10578.28               11362.37
Mar-98                                11111.72               11714.8
Apr-98                                11131.85               11810.19
May-98                                10668.86               11755.55
Jun-98                                10064.96               11847.16

                                             Total Return
Time Period                           Fund            MSCI EAFE Index

Six Months                             2.2%                16.1%
One Year                               (9.2)%               6.4%
Since Inception (12/30/96)             0.4%                12.0%
*Annualized

This graph compares the Fund's performance with the MSCI Europe Australia Far East ("EAFE") Index, a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1998

  The first half of 1998 saw the continuation of the deterioration of the global emerging markets that started in the second half of 1997. As a group, the markets of Eastern Europe and Russia were the worst performers of the first half, due to difficulties in the restructuring efforts of several Eastern European countries, the deterioration of trade in Russia and its weaker currency outlook. Attempts by the international monetary authorities and the government to support the Russian economy and its currency were not enough to restore investor confidence. Only Poland and the Czech Republic bucked the regional trend.

  In Asia, worsening economic conditions in Japan, slow moving reforms in the countries affected by the currency crisis last year, and continued pressure on those currencies created a very negative environment. Only the Korean market posted a modest gain for the period. Latin America has been increasingly feeling the impact of the Asian crisis in the form of lower commodity prices, rising interest rates and deteriorating trade numbers, which have had a substantial impact in all the markets of the region. Some of the Mediterranean markets continue to outperform their Emerging market peers, particularly Greece, as it prepares itself to eventually join the European Community.

FUND PERFORMANCE FOR THE SIX MONTHS ENDED JUNE 30, 1998

  The Fund's total return was -21.4% for the six months ended June 30, 1998, slightly behind the -18.9% returned by the MSCI Emerging Market Free Index. As currency problems continue to dominate the behavior of emerging stock markets and volatility accelerates, our buy and hold approach is severely tested against more trading oriented strategies. While the relative under exposure to Latin American was beneficial, the fund's over exposure to Russia and Eastern Europe contributed to the under performance during this period.

MARKET OUTLOOK

  Asian markets should react favorably to a more stable situation in Japan. We are finding very interesting ideas in these markets, particularly in Singapore and Hong Kong. Eastern Europe will continue to increase its economic ties with Western Europe, which will create additional outstanding values in that area. However, it is important that Russia stabilize its economy and its currency for this region to stabilize and achieve its full potential. Latin American markets might continue to weaken in the near term, especially if foreign trade continues to be weak and the domestic economies can't recover. However, these are some of the cheapest markets in the world, and we are selectively picking up blue chips at very low valuations.

  We remain committed to our disciplined value approach and we have the firm belief that over the longer term, stock prices should be determined by company fundamentals.

                                      For the Emerging Markets Fund Team

                                      /s/ Thomas L. Hansberger, CFA

                                      Thomas L. Hansberger, CFA
                                      Chairman
                                      Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
  in Hansberger Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                                1/1/97-6/30/98

          Hansberger Emerging Markets Fund      MSCI Emerging Markets Free Index
12/31/96                          10000                         10000
Jan-97                            10375.49                      10682.1
Feb-97                            10622.53                      11139.56
Mar-97                            10355.73                      10846.95
Apr-97                            10375.49                      10866.11
May-97                            10602.77                      11177.1
Jun-97                            11215.42                      11775.27
Jul-97                            11946.64                      11951.05
Aug-97                            11334.05                      10430.29
Sep-97                            11482.74                      10719.29
Oct-97                             9753.41                       8960.39
Nov-97                             8646.64                       8633.44
Dec-97                             8489                          8841.49
Jan-98                             7720                          8148.05
Feb-98                             8578.88                       8998.51
Mar-98                             8758.65                       9389.01
Apr-98                             8678.75                       9286.73
May-98                             7570.19                       8014.07
Jun-98                             6671.36                       7173.43

                                         Total Return
Time Period                        Fund           MSCI EMF Index

Six Months                         (21.4)%            (18.9)%
One Year                           (40.5)%            (39.1)%
Since Inception (12/30/96)         (23.7)%            (19.9)%
*Annualized

This graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity markets in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capitalizations. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

 INTERNATIONAL FUND

 Portfolio of Investments
 June 30, 1998 (Unaudited)


                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common and
            Preferred Stocks--93.7%
            ARGENTINA - 0.8%
     58,500 Telefonica de Argentina S.A. ADR......................  $  1,897,594
                                                                    ------------
            AUSTRALIA - 2.5%
    238,491 Broken Hill Proprietary Co. ..........................     2,018,353
    440,000 Gio Australia Holdings Ltd. ..........................     1,130,485
    219,077 National Australia Bank Ltd...........................     2,893,137
                                                                    ------------
                                                                       6,041,975
                                                                    ------------
            AUSTRIA - 1.8%
     29,316 Bank Austria AG Preferred.............................     2,380,749
     29,000 Boehler-Uddeholm AG...................................     1,916,506
                                                                    ------------
                                                                       4,297,255
                                                                    ------------
            BRAZIL - 1.4%
     78,500 Elevadores Atlas S.A. ................................     1,323,548
    627,000 Rhodia-Ster S.A. GDR(a,c).............................       815,100
     11,800 Telebras ADR..........................................     1,288,413
                                                                    ------------
                                                                       3,427,061
                                                                    ------------
            CANADA - 2.7%
    202,800 Moore Corp. Ltd. .....................................     2,687,100
    237,000 Noranda Forest, Inc. .................................     1,248,174
    129,400 Primex Forest Products Ltd. ..........................       615,541
     70,000 The Loewen Group, Inc. ...............................     1,890,000
                                                                    ------------
                                                                       6,440,815
                                                                    ------------
            CHILE - 0.8%
    127,500 Empresa Nacional Electricidad S.A. ADR................     1,816,875
                                                                    ------------
            CHINA - 0.9%
  4,612,000 Harbin Power Equipment Co., Ltd., Class H.............       416,675
    302,000 Shandong Huaneng Power Co., Ltd. ADR..................     1,623,250
                                                                    ------------
                                                                       2,039,925
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            COLOMBIA - 0.5%
     68,000 Banco Ganadero S.A. Preferred ADR.....................  $  1,198,500
                                                                    ------------
            CROATIA - 0.5%
     75,000 Pliva GDR(c)..........................................     1,186,447
                                                                    ------------
            CZECH REPUBLIC - 2.4%
    216,000 Komercni Banka A.S., GDR..............................     2,732,400
     90,500 Komercni Banka A.S., GDR(c)...........................     1,144,825
     77,000 Skoda Plzen A.S.(a)...................................       767,238
     81,000 Zivnobanka-Investicni Fond............................     1,018,181
                                                                    ------------
                                                                       5,662,644
                                                                    ------------
            DENMARK - 1.2%
     30,500 Unidanmark A/S, Class A--Registered...................     2,743,269
                                                                    ------------
            FINLAND - 1.7%
    179,800 Kemira Oy.............................................     1,859,474
    148,500 Merita Ltd., Class A..................................       980,511
    122,000 Metsa Serla Oy,
             Class B..............................................     1,179,378
                                                                    ------------
                                                                       4,019,363
                                                                    ------------
            FRANCE - 7.5%
     25,500 AXA-UAP...............................................     2,867,301
     18,002 Bail Investissement...................................     2,869,604
     36,512 Banque Nationale de Paris.............................     2,982,543
     15,700 Compagnie de Saint Gobain.............................     2,910,244
     20,500 Elf Aquitaine S.A. ...................................     2,881,356
     53,500 Scor S.A. ............................................     3,392,682
                                                                    ------------
                                                                      17,903,730
                                                                    ------------
            GERMANY - 4.2%
     90,500 Bilfinger & Berger Bau AG.............................     3,076,047
     21,000 Gildemeister AG(a)....................................     1,746,604
      3,000 Moebel Walther AG.....................................       141,392
     56,500 Tarkett AG............................................     1,879,678
      4,750 Viag AG...............................................     3,213,196
                                                                    ------------
                                                                      10,056,917
                                                                    ------------
            HONG KONG - 5.2%
  5,798,000 Cafe De Coral Holdings Ltd. ..........................     1,983,054

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 1998 (Unaudited)


                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common and
            Preferred Stocks (continued)
            HONG KONG (CONTINUED)
    267,000 Cheung Kong Holdings Ltd. ............................  $  1,312,945
  2,850,000 Giordano International Ltd. ..........................       577,504
    770,000 Guoco Group Ltd. .....................................       809,951
    425,000 Hutchison Whampoa Ltd. ...............................     2,243,482
    789,016 Jardine Matheson Holdings Ltd. .......................     2,130,343
    457,349 Jardine Strategic Holdings Ltd. ......................       868,963
  6,110,000 Pacific Ports Co., Ltd................................       851,678
  2,810,000 Swire Pacific Ltd., Class B...........................     1,686,435
                                                                    ------------
                                                                      12,464,355
                                                                    ------------
            INDIA - 0.1%
    675,000 Crompton Greaves GDR(a,c).............................       270,000
                                                                    ------------
            INDONESIA - 0.7%
    744,000 PT Indostat Satelite..................................       867,580
  3,736,000 Pt Indah Kiat Pulp & Paper Corp.......................       715,539
                                                                    ------------
                                                                       1,583,119
                                                                    ------------
            ISRAEL - 0.6%
     59,500 Koor Industries Ltd. ADR..............................     1,390,813
                                                                    ------------
            ITALY - 3.1%
    465,000 Ansaldo Transporti(a).................................       834,820
    510,000 Banca Commerciale Italiana............................     3,051,074
    240,000 Edison S.p.A. ........................................     1,926,781
    303,625 Telecom Italie S.p.A. ................................     1,470,406
                                                                    ------------
                                                                       7,283,081
                                                                    ------------
            JAPAN - 6.5%
     65,000 Aoyama Trading Co., Ltd. .............................     1,603,665
    327,000 Ataka Construction & Engineering......................     1,037,945
     63,000 Chudenko Corp. .......................................     1,315,719
    272,000 Daito Trust Construction Co. .........................     2,060,309
    183,000 Daiwa Securities Co., Ltd. ...........................       788,133

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            JAPAN (CONTINUED)
    532,000 Dowa Fire & Marine Insurance Co. .....................  $  1,592,699
    300,000 Kyudenko Co. Ltd. ....................................     1,965,084
  1,018,000 Marubeni Corp. .......................................     2,034,237
    482,000 Nippon Fire & Marine Insurance Co. ...................     1,971,534
     58,000 Yamanouchi Pharmaceutical Co., Ltd. ..................     1,209,206
                                                                    ------------
                                                                      15,578,531
                                                                    ------------
            KOREA - 2.5%
     44,000 Hyundai Motor Co. Ltd. ...............................       445,448
    337,000 Korea Fund, Inc. .....................................     2,148,375
     91,100 Korean Investment Fund, Inc. .........................       267,606
     45,000 Pohang Iron & Steel Co., Ltd.(b)......................     1,488,966
      2,500 SK Telecom Co., Ltd.(b)...............................     1,168,973
     63,000 Shinsegae Department Store Co. .......................       511,617
                                                                    ------------
                                                                       6,030,985
                                                                    ------------
            MALAYSIA - 1.1%
    809,000 Malakoff Bhd. ........................................     1,491,199
    331,000 O.Y.L. Industries Bhd. ...............................       717,788
    850,000 Road Builder (M) Holdings Bhd. .......................       329,740
                                                                    ------------
                                                                       2,538,727
                                                                    ------------
            MEXICO - 1.2%
    150,000 Elamex S.A. de C.V.(a)................................       890,625
     39,000 Telefonos de Mexico S.A., Class L, ADR................     1,874,438
                                                                    ------------
                                                                       2,765,063
                                                                    ------------
            NETHERLANDS - 3.3%
     57,853 Ahrend N.V. ..........................................     1,889,263
     27,500 Ballast Nedam N.V. Preferred..........................     1,219,938
     27,500 Eriks Holdings N.V. ..................................     1,852,899
    107,000 European Vinyl Corp. International N.V. ..............     1,868,145
     30,290 Koninklijke Pakhoed N.V. .............................       983,201
                                                                    ------------
                                                                       7,813,446
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 1998 (Unaudited)


                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common and
            Preferred Stocks (continued)
            NEW ZEALAND - 2.4%
  1,061,000 Air New Zealand Ltd., Class B.........................  $  1,141,074
  3,544,000 Brierley Investments Ltd. ............................     1,767,636
  1,595,000 Carter Holt Harvey Ltd. ..............................     1,392,188
    570,000 Fletcher Challenge Energy.............................     1,362,262
                                                                    ------------
                                                                       5,663,160
                                                                    ------------
            NORWAY - 2.5%
     63,000 Kvaerner ASA..........................................     2,136,986
     90,000 Odfjell ASA...........................................     1,185,910
     20,500 Saga Petroleum A/S Series B...........................       290,183
     77,500 Sparebanken NOR.......................................     2,224,397
                                                                    ------------
                                                                       5,837,476
                                                                    ------------
            PAKISTAN - 0.3%
     12,200 Pakistan Telecom Ltd. GDR(c)..........................       424,704
      5,700 Pakistan Telecom Ltd. GDR.............................       208,050
                                                                    ------------
                                                                         632,754
                                                                    ------------
            PERU - 0.6%
    155,000 Banco Wiese ADR.......................................       532,813
     63,500 Southern Peru Copper Corp. ...........................       825,500
                                                                    ------------
                                                                       1,358,313
                                                                    ------------
            PHILIPPINES - 0.3%
 10,960,000 Filinvest Land, Inc.(a)...............................       462,580
    300,000 Philippine National Bank(a)...........................       356,115
                                                                    ------------
                                                                         818,695
                                                                    ------------
            POLAND - 0.7%
     65,000 Bank Rozwoju Eksportu S.A. ...........................     1,761,543
                                                                    ------------
            PORTUGAL - 0.7%
     37,500 Electricidade de Portugal, S.A. ADR...................     1,727,344
                                                                    ------------
            ROMANIA - 0.1%
     23,835 Alro Slatina S.A.(a)..................................       186,500
                                                                    ------------
            RUSSIA - 1.8%
 14,500,000 Aviastar(a)...........................................       174,000
     29,500 Chelyabinsk Metal.....................................       515,026
     20,000 Lukoil Co. ADR........................................       668,594

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            RUSSIA (CONTINUED)
  2,237,300 Novorossiysk Sea Shipping.............................  $    505,630
     19,000 Oskolcement(a,b)......................................       712,500
    393,000 Rostelekom(a).........................................       884,250
     96,000 Surgutneftegaz ADR....................................       396,000
     37,000 Unified Energy Systems ADR............................       487,626
                                                                    ------------
                                                                       4,343,626
                                                                    ------------
            SINGAPORE - 1.1%
    490,000 City Development Ltd. ................................     1,368,925
    389,000 United Overseas Bank Ltd. ............................     1,208,790
                                                                    ------------
                                                                       2,577,715
                                                                    ------------
            SLOVAKIA - 0.9%
     31,500 Nafta Gbely A.S. .....................................       403,674
    158,500 Slovakofarma GDR(c)...................................       883,638
    113,710 Vychodoslovenske Zeleziarne...........................       939,082
                                                                    ------------
                                                                       2,226,394
                                                                    ------------
            SLOVENIA - 0.8%
    154,000 SKB Banka GDR(c)......................................     1,732,500
     15,000 SKB Banka GDR.........................................       168,750
                                                                    ------------
                                                                       1,901,250
                                                                    ------------
            SOUTH AFRICA - 1.6%
     26,266 Anglogold Ltd. .......................................     1,060,515
    555,000 Murray & Roberts Holdings Ltd. .......................       571,947
    164,800 Sappi Ltd.(a).........................................       619,471
    372,000 Standard Bank Investment Corp.........................     1,589,999
                                                                    ------------
                                                                       3,841,932
                                                                    ------------
            SPAIN - 5.6%
     45,000 Banco Pastor S.A. ....................................     2,538,311
     20,000 Catalina Occidente S.A. ..............................       632,540
     25,000 Gas Y Electridad, S.A. ...............................     1,902,511
    165,000 Iberdrola S.A. .......................................     2,679,165
     51,500 Repsol S.A. ..........................................     2,837,789
     58,909 Telefonica de Espana S.A. ............................     2,723,605
                                                                    ------------
                                                                      13,313,921
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 1998 (Unaudited)


                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common and
            Preferred Stocks (continued)
            SWEDEN - 3.2%
    211,000 ABB AB, B Shares......................................  $  2,936,066
     91,500 Assidoman AB..........................................     2,661,151
     99,000 Getinge Industrier AB, Class B........................     2,022,941
     19,800 Lifco AB, B Shares Shares(a)..........................        96,803
                                                                    ------------
                                                                       7,716,961
                                                                    ------------
            SWITZERLAND - 2.9%
        935 Baloise Holdings--Registered..........................       766,161
      2,100 Baloise Holdings, Rights expiring 7/08/98(a)..........     1,706,934
      3,800 Forbo Holdings AG--Registered.........................     1,935,475
        775 Julius Baer Holdings AG, Class B......................     2,426,189
                                                                    ------------
                                                                       6,834,759
                                                                    ------------
            THAILAND - 1.2%
    791,100 Bankok Bank Public Co. Ltd.
             (Foreign) (a)........................................       974,815
    100,000 Siam Cement Public Company Ltd. (Foreign)(a)..........       483,412
        276 Thai International Fund IDR...........................     1,450,380
                                                                    ------------
                                                                       2,908,607
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            UNITED KINGDOM - 13.8%
  4,100,000 Albert Fischer Group plc..............................  $  1,506,346
  1,139,909 BICC plc..............................................     2,436,679
    757,250 BTR plc(a)............................................     2,149,841
    932,000 BTR plc, B shares(a)..................................       536,974
    201,835 British Telecommunications plc........................     2,494,287
  1,137,237 Coats Viyella plc.....................................     1,395,907
    894,618 Hillsdown Holdings plc................................     2,435,249
    763,000 House of Fraser plc...................................     2,217,134
      2,098 Hyder plc.............................................        32,899
    290,858 J Sainsbury plc.......................................     2,593,824
    131,878 National Westminster Bank plc.........................     2,358,740
    150,000 Powergen plc..........................................     2,074,148
    116,000 Reckitt & Colman plc..................................     2,216,166
    759,559 Rolls-Royce plc.......................................     3,139,460
    558,500 Storehouse plc........................................     2,322,420
    549,000 Waste Management International plc(a).................     3,053,057
                                                                    ------------
                                                                      32,963,131
                                                                    ------------
            TOTAL -- COMMON AND PREFERRED STOCKS
             (Cost $245,482,554)..................................   223,064,571
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 1998 (Unaudited)


   Face
  Amount                     Maturity  Discount                        Value
  (000)                         Date    Rate                         (Note A1)
--------------------------------------------------------------------------------

          U.S. Government Obligations - 5.4%
          U.S. TREASURY BILLS - 5.4%
 $  2,578  7/09/98,  4.96%........................................  $  2,575,347
      359  7/16/98,  4.99%........................................       358,290
    1,394  7/23/98,  5.03%........................................     1,389,945
      396  7/30/98,  4.74%........................................       394,523
      144  8/06/98,  5.04%........................................       143,299
       12  8/13/98,  4.81%........................................        11,930
    1,363  8/20/98,  4.93%........................................     1,353,687
       89  9/03/98,  4.97%........................................        88,226
    3,312  9/17/98,  5.06%........................................     3,276,836
    3,196  9/24/98,  4.99%........................................     3,159,402
                                                                    ------------
          TOTAL -- U.S. GOVERNMENT OBLIGATIONS
           (Cost $12,750,043).....................................    12,751,485
                                                                    ------------
          TOTAL INVESTMENTS --99.1%
           (Cost $258,232,597)....................................   235,816,056
          Other Assets and Liabilities (Net) -- 0.9% .............     2,244,748
                                                                    ------------
          NET ASSETS -- 100%......................................  $238,060,804
                                                                    ============

 (a) Non-income producing securities.
 (b) Fair valued securities - See Note A1. Total market value of fair valued securities owned at June 30, 1998 was $3,370,439 or 1.4% of net assets.
 (c) 144A Security - Certain conditions for public sale may exist.
     ADR American Depositary Receipt.
     GDR Global Depositary Receipt.

                             SECTOR DIVERSIFICATION

                                                             % of
                                                             Net      Market
                                                            Assets    Value
-------------------------------------------------------------------------------
Capital Equipment..........................................   9.9  $ 23,510,048
Consumer Goods.............................................   5.1    12,256,292
Diversified Operations.....................................   7.6    18,051,820
Energy.....................................................  11.7    27,814,853
Finance....................................................  27.5    65,413,469
Gold Mines.................................................   0.4     1,060,515
Materials..................................................  13.2    31,476,508
Services...................................................  18.3    43,481,066
Government Obligations.....................................   5.4    12,751,485
                                                            -----  ------------
  Total Investments........................................  99.1  $235,816,056
Other Assets and Liabilities (Net).........................   0.9     2,244,748
                                                            -----  ------------
  Net Assets............................................... 100.0  $238,060,804
                                                            =====  ============

The accompanying notes are an integral part of the financial statements.

 EMERGING MARKETS FUND

 Portfolio of Investments
 June 30, 1998 (Unaudited)


                                                                       Value
   Shares                                                            (Note A1)
-------------------------------------------------------------------------------

            Common Stocks - 96.5%
            ARGENTINA - 2.7%
     35,099 Banco Rio De La Plata ADR.............................   $  370,733
     38,000 Mirgor S.A. ADR(c)....................................       80,750
     40,000 Mirgor S.A. ADR.......................................       85,000
      9,000 Telecom Argentina S.A. ADR............................      268,313
      6,000 Telefonica de Argentina S.A. ADR......................      194,625
                                                                    -----------
                                                                        999,421
                                                                    -----------
            BRAZIL - 9.5%
  4,002,000 Brasmotor S.A. PN.....................................      366,791
     26,000 Companhia Vale do Rio Doce ADR........................      528,268
    976,000 Dixie Toga S.A. Preferred.............................      413,506
     41,200 Elevadores Atlas S.A. ................................      694,652
    985,000 Inds Klabin Papel E Celulose S.A. ....................      408,802
      9,000 Petroleo Brasileiro S.A. ADR..........................      167,299
     49,000 Rhodia-Ster S.A. GDR(a,c).............................       63,700
     69,000 Rossi Residential S.A. GDR(c).........................      349,312
      5,050 Telebras ADR..........................................      551,397
                                                                    -----------
                                                                      3,543,727
                                                                    -----------
            CHILE - 3.8%
     24,000 Administradura de Fundos de Pensiones Provida ADR.....      400,500
     25,947 Cia. de Telecomunicaciones de Chile S.A. ADR..........      527,053
     33,500 Empresa Nacional Electricidad S.A. ADR................      477,375
                                                                    -----------
                                                                      1,404,928
                                                                    -----------
            CHINA - 2.0%
  2,464,000 Harbin Power Equipment Co., Ltd., Class H.............      222,612
     24,000 Shandong Huaneng Power Co., Ltd. ADR..................      129,000

                                                                        Value
   Shares                                                             (Note A1)
--------------------------------------------------------------------------------

            CHINA (CONTINUED)
  3,634,000 Shanghai Petrochemical Co. Ltd., Class H...............  $   408,051
                                                                     -----------
                                                                         759,663
                                                                     -----------
            COLOMBIA - 2.2%
     22,300 Banco Ganadero S.A. Preferred ADR......................      393,037
     37,800 Bancolombia S.A. ADR...................................      413,438
                                                                     -----------
                                                                         806,475
                                                                     -----------
            CROATIA - 1.3%
      3,000 Pliva D.D.GDR
             Reg. S................................................       45,525
     28,500 Pliva D.D. GDR(c)......................................      450,850
                                                                     -----------
                                                                         496,375
                                                                     -----------
            CZECH REPUBLIC - 6.7%
     11,000 Deza Valasske Mezirici A.S.(a) ........................      463,041
     24,500 Komercni Banka A.S., GDR...............................      309,925
     23,000 Komercni Banka A.S., GDR(c)............................      290,950
      5,000 Leciva Praha(a)........................................      383,236
     54,000 Metrostav A.S..........................................      257,475
     19,000 SPT Telekom A.S........................................      263,007
     52,500 Skoda Plzen A.S.(a) ...................................      523,117
                                                                     -----------
                                                                       2,490,751
                                                                     -----------
            ECUADOR - 0.8%
      1,200 La Cemento Nacional GDR(c).............................      192,000
        700 La Cemento Nacional GDR................................      112,000
                                                                     -----------
                                                                         304,000
                                                                     -----------
            GREECE - 2.0%
     28,664 Hellenic Telecommunication Organization S.A. ..........      735,622
                                                                     -----------
            HONG KONG - 6.7%
  1,070,000 Cafe De Coral Holdings Ltd. ...........................      365,965
    231,000 Cathay Pacific Airways.................................      162,487
     53,000 Cheung Kong Holdings Ltd. .............................      260,623
    496,000 Giordano International Ltd. ...........................      100,506
    108,000 Hutchison Whampoa Ltd. ................................      570,108

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 1998 (Unaudited)


                                                                      Value
   Shares                                                           (Note A1)
------------------------------------------------------------------------------

            Common Stocks (continued)
            HONG KONG (CONTINUED)
    112,949 Jardine Matheson Holdings Ltd. ......................  $   304,962
  1,100,000 Pacific Ports Co., Ltd. .............................      153,330
     70,000 Swire Pacific Ltd., Class A .........................      264,262
  1,484,000 Techtronic Industries Co. ...........................      306,453
                                                                   -----------
                                                                     2,488,696
                                                                   -----------
            HUNGARY - 3.9%
     12,000 BorsodChem Rt. ......................................      350,924
     10,300 EGIS Rt. ............................................      362,676
     12,200 Graboplast Rt. ......................................      309,073
     15,000 Matav Rt. ADR........................................      441,562
                                                                   -----------
                                                                     1,464,235
                                                                   -----------
            INDIA - 5.6%
     40,000 BSES Ltd. GDR(a,c)...................................      404,000
    176,160 Crompton Greaves GDR(a,c)............................       70,464
     55,000 Gujarat Ambuja Cement Ltd.(c)........................      259,875
      5,000 Larsen & Toubro Ltd. GDR.............................       45,375
     28,500 Larsen & Toubro Ltd. GDR(c)..........................      258,638
     25,000 Reliance Industries GDR(a,c).........................      169,085
     41,000 State Bank of India GDR(c)...........................      485,850
    101,000 Tata Engineering and Locomotive Co., Ltd. GDR(c).....      323,200
     80,000 Videocon International Ltd.(c).......................       68,000
                                                                   -----------
                                                                     2,084,487
                                                                   -----------
            INDONESIA - 1.7%
    673,000 PT Indah Kiat Pulp & Paper Corp......................      128,897
     27,200 PT Indah Kiat Pulp & Paper Corp., Warrants expiring
             7/11/02(a)..........................................        4,057
    975,000 PT Indorama Synthetics...............................       76,017
     23,600 PT Indosat ADR.......................................      262,550
  1,144,000 PT Kalbe Farma.......................................       31,024

                                                                       Value
   Shares                                                            (Note A1)
-------------------------------------------------------------------------------

            INDONESIA (CONTINUED)
  5,290,000 PT Semen Cibinong....................................   $   143,457
                                                                    -----------
                                                                        646,002
                                                                    -----------
            KOREA - 3.2%
     10,940 Pohang Iron & Steel Co., Ltd.(b).....................       361,984
      7,000 Pohang Iron & Steel Co., Ltd. ADR....................        84,000
        520 SK Telecom Co., Ltd.(b)..............................       243,146
     42,000 SK Telecom Co., Ltd. ADR.............................       233,625
      9,101 Samsung Electronics Co...............................       281,714
                                                                    -----------
                                                                      1,204,469
                                                                    -----------
            MALAYSIA - 4.2%
    130,000 Malakoff Bhd. .......................................       239,624
    200,000 Malayan Banking Bhd. ................................       201,434
    230,800 O.Y.L. Industries Bhd. ..............................       500,500
    530,000 Road Builder - (M)
             Holdings Bhd. ......................................       205,602
    400,000 Technology Resources Industries Bhd. ................       274,682
    100,000 Telekom Malaysia Bhd. ...............................       168,665
                                                                    -----------
                                                                      1,590,507
                                                                    -----------
            MEXICO - 6.0%
    205,000 Altos Hornos de Mexico S.A.(a).......................       228,018
    135,651 Cemex S.A. de C.V. CPO...............................       506,966
     24,000 Elamex S.A. de C.V.(a)...............................       142,500
     42,750 Grupo Industrial Durango S.A., ADR(a)................       384,300
      8,700 Telefonos de Mexico S.A., Class L, ADR...............       418,144
     95,000 Transpotacion Martima Mexicana S.A. de C.V., Class A,
             ADR(a)..............................................       552,187
                                                                    -----------
                                                                      2,232,115
                                                                    -----------
            PAKISTAN - 0.5%
      5,000 Pakistan Telecom Ltd. GDR(c).........................       174,059
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 1998 (Unaudited)


                                                                        Value
   Shares                                                             (Note A1)
--------------------------------------------------------------------------------

            Common Stocks (continued)
            PERU - 2.2%
    117,000 Banco Wiese ADR........................................  $   402,188
     33,900 Southern Peru Copper Corp. ............................      440,700
                                                                     -----------
                                                                         842,888
                                                                     -----------
            PHILIPPINES - 2.5%
  7,928,000 Digital Telecom Philippines(a) ........................      247,156
  2,800,000 Filinvest Land, Inc.(a) ...............................      118,177
     48,000 Metropolitan Bank & Trust Co. .........................      282,014
    215,200 Philippine National Bank(a)............................      255,453
  3,295,000 Republic Glass Holdings Corp.(a)...                           49,782
                                                                     -----------
                                                                         952,582
                                                                     -----------
            POLAND - 4.7%
     16,000 Agros Holdings S.A., Class C(a)........................      234,012
     18,500 Bank Rozwoju Eksportu S.A. ............................      501,362
    130,000 Mostostal-Export S.A. .................................      201,319
     74,000 Polifarb Cieszyn-Wrodaw S.A............................      190,995
     45,000 Stomil Olsztyn S.A.(a) ................................      307,141
     22,200 Zaclady Metali Lekkich Kety(a).........................      334,242
                                                                     -----------
                                                                       1,769,071
                                                                     -----------
            ROMANIA - 1.7%
     47,974 Alro Slatina S.A.(a)...................................      375,379
     27,000 Romcim Bucharest(a)....................................      252,723
                                                                     -----------
                                                                         628,102
                                                                     -----------
            RUSSIA - 9.3%
  3,685,000 Aviastar(a)............................................       44,220
    415,000 Bashkirenergo..........................................       33,200
  1,200,000 Chelyabinsk Pipe Plant(a)..............................      142,200
     17,500 Chelyabinsk Metal......................................      305,524
     62,000 Dalmoreproduct(a)......................................      186,775
     33,000 Gazprom ADR(c).........................................      365,475
  1,700,000 Irkutskenergo(a).......................................      166,600
      5,000 Izhorskie Zavody(a)....................................      115,000
     12,200 Lukoil Oil Co. ADR.....................................      407,842

                                                                        Value
   Shares                                                             (Note A1)
--------------------------------------------------------------------------------

            RUSSIA (CONTINUED)
      5,000 Magnitogorsky Ferrous Metal............................  $   100,000
     90,000 Norilsk Nickel(a)......................................      186,750
  1,350,000 Novorosslysk Sea Shipping..............................      305,100
      2,000 Oskolcement(a,b).......................................       75,000
     24,000 Pervouralsk Novotrubny Factory(a)......................       61,200
     35,000 Primorsk Sea Shipping(a)...............................       90,773
    150,000 Rostelecom(a)..........................................      337,500
      3,800 Samarasvyazinform Preferred(a).........................      157,700
     32,500 Surgutneftegaz ADR.....................................      134,063
     13,900 Verkhnyaya Saldinsky Metal.............................      263,404
                                                                     -----------
                                                                       3,478,326
                                                                     -----------
            SINGAPORE - 1.7%
     60,000 City Developments Ltd. ................................      167,624
    250,000 Osprey Maritime Ltd.(a) ...............................      115,419
    115,000 United Overseas Bank Ltd. .............................      357,354
                                                                     -----------
                                                                         640,397
                                                                     -----------
            SLOVAKIA - 3.1%
     24,280 Drotovna A.S.(a).......................................      124,460
      9,500 Nafta Gbely A.S. ......................................      121,743
      5,000 Plastika Nitra.........................................       45,565
     13,000 SES S.A.(a) ...........................................       53,681
     53,000 Slovakofarma A.S. GDR(c)...............................      295,475
     14,700 Slovnaft A.S. .........................................      288,850
     29,800 Vychodoslovenske Zeleziarne ...........................      246,105
                                                                     -----------
                                                                       1,175,879
                                                                     -----------
            SLOVENIA - 1.1%
     35,500 SKB Banka GDR(c).......................................      399,375
                                                                     -----------
            SOUTH AFRICA - 1.9%
     71,000 Sappi Ltd.(a) .........................................      266,883
    100,000 Standard Bank Investment Corp., Ltd. ..................      427,419
                                                                     -----------
                                                                         694,302
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 June 30, 1998 (Unaudited)


                                                                       Value
   Shares                                                            (Note A1)
-------------------------------------------------------------------------------

            Common Stocks (continued)
            THAILAND - 0.8%
     98,300 Bankok Bank Public Co. Ltd.-- Foreign(a)..............  $   121,128
    275,000 Phatra Thanakit Public Company Ltd.-- Foreign(a)......       24,763
     11,000 Siam Cement Public Company Ltd.-- Foreign(a)..........       53,175
    125,000 Thai Farmer's Bank Public Co., Ltd.-- Foreign(a)......      110,338
                                                                    -----------
                                                                        309,404
                                                                    -----------
            TURKEY - 2.7%
  4,500,000 Cimsa Cimento Sanayi Ve Ticaret A.S. .................      228,126
    550,000 Netas Telekomunik A.S.(a).............................      146,639
  5,104,000 Tat Conserve Sanayii A.S. ............................      170,581
 17,900,000 Yapi Ve Kredi Bankasi A.S. ...........................      457,078
                                                                    -----------
                                                                      1,002,424
                                                                    -----------
            VENEZUELA - 2.0%
    100,000 Manufacturas de Papel CA ADR(c).......................      104,020
    105,500 Mavesa, S.A. ADR......................................      336,281
     50,333 Siderurgica Venezolana Sivensa ADR....................      302,768
                                                                    -----------
                                                                        743,069
                                                                    -----------
            TOTAL -- COMMON STOCKS
             (Cost $51,959,686)...................................   36,061,351
                                                                    ===========

   Face
  Amount  Maturity Discount                                            Value
  (000)     Date    Rate                                             (Note A1)
--------------------------------------------------------------------------------

          U.S. Government Obligations - 10.8%
          U.S. TREASURY BILLS - 10.8%
     $111 7/09/98, 4.96%..........................................  $   110,886
       83 7/16/98, 4.99%..........................................       82,835
      147 7/23/98, 5.03%..........................................      146,572
      148 7/30/98, 4.74%..........................................      147,444
        1 8/06/98, 5.04%..........................................          995
    3,074 8/20/98, 4.95%..........................................    3,052,995
      138 9/10/98, 4.97%..........................................      136,666
       35 9/17/98, 5.06%..........................................       34,629
      337 9/24/98, 4.99%..........................................      333,141
                                                                    -----------
          TOTAL -- U.S. GOVERNMENT OBLIGATIONS
           (Cost $4,045,602).......................................   4,046,163
                                                                    -----------
          TOTAL INVESTMENTS -- 107.3%
           (Cost $56,005,288)......................................  40,107,514
          Other Assets and Liabilities (Net) -- (7.3%).............  (2,744,504)
                                                                    -----------
          NET ASSETS -- 100%....................................... $37,363,010
                                                                    ===========

 (a) Non-income producing securities.
 (b) Fair valued securities - See Note A1. Total market value of fair valued securities owned at June 30, 1998 was $680,130 or 1.8% of net assets.
 (c) 144A Security - Certain conditions for public sale may exist.
     ADR American Depositary Receipt.
     GDR Global Depository Receipt.


                             SECTOR DIVERSIFICATION

                                                             % of
                                                             Net      Market
                                                            Assets     Value
                                                            ------  -----------
Capital Equipment..........................................   8.0   $ 2,983,638
Consumer Goods.............................................   8.4     3,140,521
Diversified Operations.....................................   3.7     1,376,721
Energy.....................................................   7.9     2,935,072
Finance....................................................  18.8     7,015,024
Materials..................................................  31.6    11,834,409
Services...................................................  18.1     6,775,966
Government Obligations.....................................  10.8     4,046,163
                                                            -----   -----------
  Total Investments........................................ 107.3   $40,107,514
Other Assets and Liabilities (Net).........................  (7.3)   (2,744,504)
                                                            -----   -----------
  Net Assets............................................... 100.0   $37,363,010
                                                            =====   ===========

The accompanying notes are an integral part of the financial statements.

 STATEMENTS OF ASSETS AND LIABILITIES

 June 30, 1998 (Unaudited)

                                                                    Emerging
                                                    International    Markets
                                                        Fund          Fund
                                                    -------------  -----------
ASSETS:
Investments, at Cost--see accompanying
 portfolios.......................................  $258,232,597   $56,005,288
                                                    ============   ===========
Investments, at Value (Note A1)...................  $235,816,056   $40,107,514
Cash..............................................            --       537,499
Dividends Receivable..............................     1,171,202        99,317
Receivable for Investments Sold...................     3,326,224        75,273
Receivable from Investment Adviser (Note B).......            --        27,298
Deferred Organization Costs (Note A5).............        35,282        35,307
Other Assets......................................           576           127
                                                    ------------   -----------
 Total Assets.....................................   240,349,340    40,882,335
                                                    ------------   -----------
LIABILITIES:
Payable for Investments Purchased.................     1,137,010     3,288,846
Overdraft Payable.................................       643,004            --
Management Fees Payable (Note B)..................       124,719            --
Administration Fees Payable.......................        26,916         6,421
Custodian Fees Payable............................       319,675       197,315
Professional Fees Payable.........................        15,666        15,672
Accrued Expenses and Other Liabilities............        21,546        11,071
                                                    ------------   -----------
 Total Liabilities................................     2,288,536     3,519,325
                                                    ------------   -----------
NET ASSETS........................................  $238,060,804   $37,363,010
                                                    ============   ===========
NET ASSETS CONSIST OF:
Paid-in Capital...................................  $256,620,261   $57,392,940
Undistributed Net Investment Income...............     2,974,005       246,489
Accumulated Net Realized Gain (Loss)..............       887,048    (4,386,496)
Unrealized Depreciation of Investments and Foreign
 Currency Translations............................   (22,420,510)  (15,889,923)
                                                    ------------   -----------
NET ASSETS........................................  $238,060,804   $37,363,010
                                                    ============   ===========
Shares of Beneficial Interest Outstanding
 (unlimited authorization, no par value)..........    23,815,322     5,597,402
                                                    ============   ===========
NET ASSET VALUE PER SHARE.........................  $      10.00   $      6.68
                                                    ============   ===========

The accompanying notes are an integral part of the financial statements.

 STATEMENTS OF OPERATIONS

 Six Months Ended June 30, 1998 (Unaudited)


                                                                   Emerging
                                                   International   Markets
                                                       Fund          Fund
                                                   ------------- ------------
INVESTMENT INCOME:
Dividends.........................................  $ 4,175,685  $    462,627
Interest..........................................      436,763       115,324
Less: Foreign Taxes Withheld......................     (465,370)      (15,109)
                                                    -----------  ------------
 Total Income.....................................    4,147,078       562,842
                                                    -----------  ------------
EXPENSES:
Investment Advisory Fees (Note B):
 Basic Fees.......................................      868,019       213,011
 Less: Fees Waived................................     (135,457)      (85,215)
                                                    -----------  ------------
Investment Advisory Fees--Net.....................      732,562       127,796
Administration Fees...............................      149,525        35,382
Custodian Fees....................................      195,704       135,047
Professional Fees.................................       19,378        19,384
Registration and Filing Fees......................       41,068        16,788
Shareholder Reports...............................        3,682         3,683
Trustees' Fees and Expenses (Note E)..............        5,379         3,018
Amortization of Organization Costs (Note A5)......        5,012         5,012
Miscellaneous Expenses............................        5,538         2,502
                                                    -----------  ------------
 Total Expenses...................................    1,157,848       348,612
                                                    -----------  ------------
Fees Reimbursed by Investment Adviser (Note B)....           --       (27,525)
                                                    -----------  ------------
Net Expenses......................................    1,157,848       321,087
                                                    -----------  ------------
NET INVESTMENT INCOME.............................    2,989,230       241,755
                                                    -----------  ------------
NET REALIZED GAIN (LOSS):
Security Transactions.............................      129,459    (3,827,353)
Foreign Currency Transactions.....................     (113,047)      (75,153)
                                                    -----------  ------------
 Net Realized Gain (Loss).........................       16,412    (3,902,506)
                                                    -----------  ------------
NET CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) ON:
Investments.......................................   (1,535,362)   (6,442,002)
Foreign Currency Translations.....................        6,041         8,478
                                                    -----------  ------------
 Net Unrealized Appreciation (Depreciation) during
  the period......................................   (1,529,321)   (6,433,524)
                                                    -----------  ------------
NET REALIZED GAIN (LOSS) AND UNREALIZED
 APPRECIATION (DEPRECIATION)......................   (1,512,909)  (10,336,030)
                                                    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $ 1,476,321  $(10,094,275)
                                                    ===========  ============

The accompanying notes are an integral part of the financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS


                                  International Fund               Emerging Markets Fund
                          ---------------------------------- ----------------------------------
                          Six Months Ended                   Six Months Ended
                           June 30, 1998      Year Ended      June 30, 1998      Year Ended
                            (Unaudited)    December 31, 1997   (Unaudited)    December 31, 1997
                          ---------------- ----------------- ---------------- -----------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
Net Investment Income...    $  2,989,230     $  1,852,563      $    241,755      $   236,784
Net Realized Gain
 (Loss).................          16,412        2,371,356        (3,902,506)        (334,732)
Net Unrealized Deprecia-
 tion...................      (1,529,321)     (20,891,189)       (6,433,524)      (9,456,399)
                            ------------     ------------      ------------      -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........       1,476,321      (16,667,270)      (10,094,275)      (9,554,347)
                            ------------     ------------      ------------      -----------
DISTRIBUTIONS:
Net Investment Income...              --       (1,512,675)               --         (319,047)
In Excess of Net Invest-
 ment Income............              --          (15,225)               --               --
Capital Gains...........              --       (1,851,460)               --          (73,128)
                            ------------     ------------      ------------      -----------
 Total Distributions....              --       (3,379,360)               --         (392,175)
                            ------------     ------------      ------------      -----------
CAPITAL SHARE TRANSAC-
 TIONS (NOTE G):
Proceeds from Shares
 Sold...................      50,925,368      198,341,640        11,300,585       42,364,916
Net Asset Value of
 Shares Reinvested......              --        3,160,738                --          217,646
Cost of Shares Re-
 deemed.................      (1,948,052)          (6,001)         (988,777)      (1,455,689)
Transaction Fees........       1,048,312          813,273           425,266          307,324
                            ------------     ------------      ------------      -----------
Increase in Net Assets
 from Capital Share
 Transactions...........      50,025,628      202,309,650        10,737,074       41,434,197
                            ------------     ------------      ------------      -----------
Net Increase in Net As-
 sets...................      51,501,949      182,263,020           642,799       31,487,675
NET ASSETS:
 Beginning of Period....     186,558,855        4,295,835        36,720,211        5,232,536
                            ------------     ------------      ------------      -----------
 End of Period..........    $238,060,804     $186,558,855      $ 37,363,010      $36,720,211
                            ============     ============      ============      ===========
Undistributed
 (Distributions in
 Excess of) Net
 Investment Income
 Included in End of
 Period Net Assets......    $  2,974,005     $    (15,225)     $    246,489      $     4,734
                            ============     ============      ==================

The accompanying notes are an integral part of the financial statements.

 FINANCIAL HIGHLIGHTS

 For a Share Outstanding Throughout Each Period


                                            International Fund
                          ------------------------------------------------------
                          Six Months Ended
                           June 30, 1998      Year Ended        Period Ended
                            (Unaudited)    December 31, 1997 December 31, 1996*+
                          ---------------- ----------------- -------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........      $   9.79         $  10.12            $10.12
INCOME FROM INVESTMENT
 OPERATIONS:
Net Investment Income...          0.13             0.10                --
Net Realized and
 Unrealized Gain (Loss)
 .......................          0.08            (0.25)               --
                              --------         --------            ------
 Total from Investment
  Operations............          0.21            (0.15)               --
                              --------         --------            ------
LESS DISTRIBUTIONS FROM:
Net Investment Income...            --            (0.08)               --
In Excess of Net Invest-
 ment Income............            --               -- ++             --
Capital Gains...........                          (0.10)               --
                              --------         --------            ------
 Total Distributions....            --            (0.18)               --
                              --------         --------            ------
Net Asset Value, End of
 Period.................      $  10.00         $   9.79            $10.12
                              ========         ========            ======
TOTAL RETURN............          2.15%           (1.46)%            0.00 %
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Pe-
 riod (in Thousands)....      $238,061         $186,559            $4,296
RATIO OF EXPENSES TO AV-
 ERAGE NET ASSETS(1)....          1.00 %**         1.00 %            1.00 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          2.58 %**         1.84 %            3.50 %**
Portfolio Turnover
 Rate...................            11 %             14 %               0 %

--------------------------
(1) Effect of voluntary expense
    limitation during the period:
  Ratio of Expenses to
   Average Net Assets...          1.12 %**         1.29 %           77.13 %**
  Ratio of Net
   Investment Income
   (Loss) to Average Net
   Assets...............          2.46 %**         1.55 %          (72.63)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two-day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

 FINANCIAL HIGHLIGHTS

 For a Share Outstanding Throughout Each Period


                                          Emerging Markets Fund
                          ------------------------------------------------------
                          Six Months Ended
                           June 30, 1998      Year Ended        Period Ended
                            (Unaudited)    December 31, 1997 December 31, 1996*+
                          ---------------- ----------------- -------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........      $  8.50           $ 10.12            $10.12
INCOME FROM INVESTMENT
 OPERATIONS:
Net Investment Income...         0.04              0.05                --
Net Realized and
 Unrealized Gain (Loss)
 .......................        (1.86)            (1.58)               --
                              -------           -------            ------
 Total from Investment
  Operations............        (1.82)            (1.53)               --
                              -------           -------            ------
LESS DISTRIBUTIONS FROM:
Net Investment Income...           --             (0.07)               --
Capital Gains...........           --             (0.02)               --
                              -------           -------            ------
 Total Distributions....           --             (0.09)               --
                              -------           -------            ------
Net Asset Value, End of
 Period.................      $  6.68           $  8.50            $10.12
                              =======           =======            ======
TOTAL RETURN............       (21.41)%          (15.11)%            0.00 %
RATIOS AND SUPPLEMENTAL
 DATA:+
Net Assets, End of Pe-
 riod (in Thousands)....      $37,363           $36,720            $5,233
RATIO OF EXPENSES TO AV-
 ERAGE NET ASSETS(1)....         1.50 %**          1.50 %            1.50 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............         1.14 %**          1.12 %            2.87 %**
Portfolio Turnover
 Rate...................           19 %              15 %               0 %

--------------------------
(1) Effect of voluntary expense
    limitation during the period:
  Ratio of Expenses to
   Average Net Assets...         2.03 %**          2.18 %           65.28 %**
  Ratio of Net
   Investment Income
   (Loss) to Average Net
   Assets...............         0.61 %**          0.44 %          (60.91)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two-day period ended December 31, 1996 are based on average outstanding shares.

The accompanying notes are an integral part of the financial statements.

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

 June 30, 1998


Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Trust was comprised of two separate active, diversified portfolios (individually referred to as a "Fund," collectively as the "Funds"). The International Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996.

The International Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States, including developing countries. The Emerging Markets Fund seeks to achieve long-term capital growth through a pol-icy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment compa-nies. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could dif-fer from those estimates.

 1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are val-ued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted se-curities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt secu-rities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities and un-listed foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others.

 The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks as-sociated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

 2. FOREIGN CURRENCY TRANSLATION: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and lia-bilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transac-tions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities trans-actions and the difference between the amount of net investment income ac-crued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segre-gated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

 3. FORWARD CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio secu-rities. A forward currency contract is an agreement between two parties to purchase and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency ex-change rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is ex-tinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

 4. TAXES: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

 5. ORGANIZATIONAL COSTS: The organizational costs of the Funds are being am-ortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are re-deemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

 6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from for-eign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of rea-sonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly at-tributed to a particular Fund. Expenses that cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distribu-tions to shareholders are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. federal income tax reg-ulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for organizational expenses.

 Permanent book and tax basis differences relating to shareholder distribu-tions will result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on invest-ments and foreign currency transactions. Undistributed net investment income
 (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

 Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, dif-ferences in the recognition or classification of income between the finan-cial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distribu-tions in excess of net investment income or in excess of accumulated net re-alized gains.

 Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the Financial Highlights.

B. ADVISER: Hansberger Global Investors, Inc. (the "Adviser") provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operat-ing expenses, as defined, expressed as a percentage of average daily net as-sets, exceed the maximum ratios of 1.00% for the International Fund and 1.50% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or dis-continue the voluntary fee waivers and reimbursements at any time.

C. ADMINISTRATOR: Chase Global Funds Services Company (the "Administrator" or "CGFSC"), a subsidiary of The Chase Manhattan Bank, provides the Trust with ad-ministrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement, the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain em-ployees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as the Trust's custodian in ac-cordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an ac-count maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. TRUSTEE FEES AND OTHER TRANSACTIONS WITH AFFILIATES: The Trust pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their serv-ice as Trustees.

Expenses for the six months ended June 30, 1998 include legal fees paid to Mor-gan, Lewis & Bockius LLP. A partner of that firm is a Trustee to the Trust.

For the six months ended June 30, 1998, the Funds placed a portion of their portfolio transactions with affiliated broker/dealers.

F. PURCHASES AND SALES: For the six months ended June 30, 1998, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were as follows:

Fund                                                      Purchases     Sales
----                                                     ----------- -----------
International Fund...................................... $75,362,732 $23,848,347
Emerging Markets Fund...................................  18,499,537   7,493,281

There were no purchases or sales of long-term U.S. Government securities during the six months ended June 30, 1998.

G. CAPITAL SHARE TRANSACTIONS: Transactions in fund shares for the periods in-dicated below were as follows:

                                    International Fund   Emerging Markets Fund
                                   --------------------- ----------------------
                                      Six                   Six
                                     Months      Year      Months      Year
                                     Ended      Ended      Ended      Ended
                                    6/30/98    12/31/97   6/30/98    12/31/97
                                   ---------- ---------- ---------- -----------
Shares sold.......................  4,949,138 18,303,555  1,421,857  3,945,128
Shares issued on reinvestment of
 distributions....................         --    323,501         --     25,943
Shares repurchased................    184,793        530    144,239    168,298
                                   ---------- ---------- ---------- ----------
Increase..........................  4,764,345 18,626,526  1,277,618  3,802,773
Fund shares:
Beginning of period............... 19,050,977    424,451  4,319,784    517,011
                                   ---------- ---------- ---------- ----------
End of period..................... 23,815,322 19,050,977  5,597,402  4,319,784

New shareholders are charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the In-ternational Fund and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, cer-tain insignificant transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previ-ously purchased shares that were not subject to the transaction fee.

H. OTHER: At June 30, 1998, cost, unrealized appreciation, unrealized (depreci-ation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were as follows:

                                                                       Net
                                       Unrealized    Unrealized    Unrealized
Fund                         Cost     Appreciation (Depreciation) (Depreciation)
----                     ------------ ------------ -------------- --------------
International Fund.....  $258,232,597 $29,636,055   $(52,052,596)  $(22,416,541)
Emerging Markets Fund..    56,005,288   1,226,273    (17,124,047)   (15,897,774)

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

I. SUBSEQUENT EVENT: Effective July 7, 1998, the Adviser has voluntarily agreed to waive a portion of its advisory fee with respect to the Emerging Markets Fund. As a result of such waiver, the advisory fee charged to the Emerging Mar-kets Fund is equal to 0.75% of average daily net assets. In addition, the Ad-viser has agreed to reimburse the Emerging Markets Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets exceed the maximum rate of 1.25%.